1838 INVESTMENT ADVISORS FUNDS

                          Supplement dated May 21, 2004
                  to the Prospectus and Statement of Additional
                       Information dated March 1, 2004

                  On May 13, 2004, 1838 Investment Advisors, LLC (the "former adviser"), the investment adviser to the 1838 International Equity Fund and the 1838 Fixed Income Fund (each a "Fund," and together, the Funds") of 1838 Investment Advisors Funds (the "Trust") sold its business to Andover Acquisition Co., LP ("Andover"), an affiliate of Seattle-based private equity firm Orca Bay Partners (the "Sale"). Pursuant to the Investment Company Act of 1940 (the "1940 Act"), upon the consummation of the Sale, the investment advisory agreements between the former adviser and each Fund automatically terminated. It is intended that substantially all of the former adviser's investment management personnel will become employees of Andover and serve in the same capacities with respect to the Funds.

                  In anticipation of the Sale at its March 31, 2004 meeting, the Board of Trustees of the Trust ("Board") approved (i) interim investment advisory agreements between Andover and each Fund (each an "interim agreement," and together, the "interim advisory agreements"), which are substantially similar to the prior investment advisory agreements with the former adviser, and
(ii) an interim investment sub-advisory agreement between MBIA-CMC and the 1838 Fixed Income Fund (the "interim sub-advisory agreement, and with the interim advisory agreements, the "interim agreements"). The interim agreements will remain in effect until new investment advisory contracts are approved by each Fund's shareholders. The investment management fee paid pursuant to the interim advisory agreements for each Fund will remain the same as those of the prior agreements with the former adviser. MBIA-CMC will not receive an investment management fee for its services provided under the interim sub-advisory agreement.

                  No change in portfolio managers for the Funds is expected to occur as a result of the Sale. Mr. Johannes van den Berg, will continue to serve as the portfolio manager of the 1838 International Equity Fund as an employee of Andover. Mr. Clifford D. Corso will continue to serve as 1838 Fixed Income Fund's portfolio manager in his position with the former adviser's affiliate MBIA Capital Management Corp. ("MBIA-CMC") pursuant to the interim sub-advisory agreement. Prior to the Sale, Mr. Corso was a dual employee of the former adviser and MBIA-CMC. Both Andover and MBIA-CMC are registered investment advisers under the Investment Advisers Act of 1940.

                  At its March 31, 2004 meeting, the Board also authorized the officers of the Trust to prepare proxy materials and solicit shareholder approval of the new agreements at a special meeting of shareholders held for such purposes. It is anticipated that the special meeting of shareholders will be held in July, 2004.